UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2025 (October 27, 2025)

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry Into a Material Definitive Agreement.

Entry into Purchase and Sale Agreements

On October 27, 2025, (the “Greenbrier Effective Date”), MDR Greenbrier, LLC, a Delaware limited liability company (the “Greenbrier Seller”), a wholly-owned subsidiary of Medalist Diversified REIT, Inc., a Maryland corporation (the “Company”), entered into a Purchase and Sale Agreement (the “Greenbrier Purchase and Sale Agreement”), with CLM Acquisitions, LLC, a Virginia limited liability company (the “Greenbrier Purchaser”), whereby the Greenbrier Purchaser agreed to acquire (the “ Greenbrier Acquisition”) the property located at 1244 Executive Boulevard, Chesapeake, VA, 23320, commonly known as Greenbrier Business Center (the “Greenbrier Property”). The total consideration for the Greenbrier Property is $11,000,000 (the “Greenbrier Consideration”), subject to the prorations and adjustments described in the Greenbrier Purchase and Sale Agreement. The Greenbrier Consideration is to be paid by the Greenbrier Purchaser to the Greenbrier Seller at the Closing (as that term is defined in the Greenbrier Purchase and Sale Agreement). The Greenbrier Purchaser is required to make an earnest money deposit of $100,000 within two business days of the Greenbrier Effective Date.

The Greenbrier Purchase and Sale Agreement contains provisions, representations, warranties, covenants, conditions and indemnities that are customary and standard for the real estate industry and the sale of commercial real property. The Greenbrier Acquisition is expected to close within 60 days. Several conditions to closing on the Greenbrier Acquisition remain to be satisfied, and there can be no assurance that the Greenbrier Purchaser will complete the transaction on the general terms described above or at all.

On October 28, 2025, (the “Buffalo Wild Wings and United Rentals Effective Date”), MDR Dan Tibbs Road, LLC, a Delaware limited liability company, and MDR Bowling Green, LLC, a Delaware limited liability company (collectively, the “Buffalo Wild Wings and United Rentals Sellers”), wholly-owned subsidiaries of the Company, entered into a Purchase and Sale Agreement (the “Buffalo Wild Wings and United Rentals Purchase and Sale Agreement”), with FCPT Acquisitions LLC, a Delaware limited liability company (the “Buffalo Wild Wings and United Rentals Purchaser”), whereby the Buffalo Wild Wings and United Rentals Purchaser agreed to acquire (the “Buffalo Wild Wings and United Rentals Acquisition”) (i) a 5,933 square foot single tenant building on 1.82 acres located in Bowling Green, Kentucky and (ii) a 7,529 square foot single tenant building on 3.01 acres located in Huntsville, Alabama (collectively, the “Buffalo Wild Wings and United Rentals Properties”). The total consideration for the Buffalo Wild Wings and United Rentals Properties is $5,350,000 (the “Buffalo Wild Wings and United Rentals Consideration”), subject to the prorations and adjustments described in the Buffalo Wild Wings and United Rentals Purchase and Sale Agreement. The Buffalo Wild Wings and United Rentals Consideration is to be paid by the Buffalo Wild Wings and United Rentals Purchaser to the Buffalo Wild Wings and United Rentals Sellers at the Closing (as that term is defined in the Buffalo Wild Wings and United Rentals Purchase and Sale Agreement). The Buffalo Wild Wings and United Rentals Purchaser is required to make an earnest money deposit of $100,000 within three business days of the Buffalo Wild Wings and United Rentals Effective Date.

The Buffalo Wild Wings and United Rentals Agreement contains provisions, representations, warranties, covenants, conditions and indemnities that are customary and standard for the real estate industry and the sale of commercial real property. The Buffalo Wild Wings and United Rentals Acquisition is expected to close within 45 days. Several conditions to closing on the Buffalo Wild Wings and United Rentals Acquisition remain to be satisfied, and there can be no assurance that the Buffalo Wild Wings and United Rentals Purchaser will complete the transaction on the general terms described above or at all.

The foregoing descriptions of the Greenbrier Purchase and Sale Agreement and the Buffalo Wild Wings and United Rentals Purchase and Sale Agreement are qualified in their entirety by reference to the Greenbrier Purchase and Sale Agreement and Buffalo Wild Wings and United Rentals Purchase and Sale Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference in this Item 1.01.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward looking statements are not historical and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate, “may,” “will,” “should” and “could” and include statements about the closing of the Greenbrier Acquisition and Buffalo Wild Wings and United Rentals Acquisition. Forward-looking statements are based upon the Company’s present expectations but are not guarantees or assurances as to future developments or results. Factors that may cause actual developments or results to differ from those reflected in forward-looking statements include, without limitation, adverse changes in the pricing of the Company’s assets, disruptions associated with management internalizations, increased costs of, and reduced availability of, capital and those included in the Company’s most recent Annual Report on Form 10-K and in the Company’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance upon forward-looking statements. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes and new developments except as required by law or regulation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated as of October 27, 2025, by and between MDR Greenbrier, LLC and CLM Acquisitions, LLC
10.2	Purchase and Sale Agreement, dated as of October 28, 2025, by and among MDR Dan Tibbs Road, LLC, MDR Bowling Green, LLC and FCPT Acquisitions LLC
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: October 28, 2025	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer